UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 16, 2011

LOWE’S COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-7898	56-0578072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe’s Blvd., Mooresville, NC		28117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 16, 2011, by and among Lowe’s Companies, Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

4.1	Eighth Supplemental Indenture, dated as of November 23, 2011, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of 3.800% Note due 2021 (included in Exhibit 4.1)

4.3	Form of 5.125% Note due 2041 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE’S COMPANIES, INC.

Date: November 23, 2011	/s/ Matthew V. Hollifield
	By:	Matthew V. Hollifield
Senior Vice President and
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2011, by and among Lowe’s Companies, Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

4.1	Eighth Supplemental Indenture, dated as of November 23, 2011, between Lowe’s Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2	Form of 3.800% Note due 2021 (included in Exhibit 4.1)

4.3	Form of 5.125% Note due 2041 (included in Exhibit 4.1)

5.1	Opinion of Moore & Van Allen PLLC